Supplement dated June 15, 2021
to the Prospectus and Statement of Additional Information (SAI), each dated May 1, 2021 for Tri-Continental Corporation (the Fund)
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
David King, CFA	Senior Portfolio Manager	Co-Portfolio Manager	2011
Yan Jin	Senior Portfolio Manager	Co-Portfolio Manager	2012
Peter Albanese	Senior Portfolio Manager	Co-Portfolio Manager	2014
Raghavendran Sivaraman, Ph.D., CFA	Senior Portfolio Manager	Co-Portfolio Manager	April 2020
Grace Lee, CAIA	Portfolio Manager	Co-Portfolio Manager	October 2020
Oleg Nusinzon, CFA	Senior Portfolio Manager	Co-Portfolio Manager	June 2021
Mr. King joined the Investment Manager in 2010. Mr. King began his investment career in 1983 and earned a B.S. from the University of New Hampshire and an M.B.A. from Harvard Business School.
Mr. Jin joined one of the Columbia Management legacy firms or acquired business lines in 2002. Mr. Jin began his investment career in 1998 and earned a M.A. in economics from North Carolina State University.
Mr. Albanese joined the Investment Manager in August 2014. Mr. Albanese began his investment career in 1991 and earned a B.S. from Stony Brook University and an M.B.A. from the Stern School of Business at New York University.
Dr. Sivaraman joined one of the Columbia Management legacy firms or acquired business lines in 2007.  Dr. Sivaraman began his investment career in 2007 and earned a B.Tech. in Computer Science Engineering from the Indian Institute of Technology, Madras and a Ph.D. in Operations Research from the Massachusetts Institute of Technology.
Ms. Lee joined the Investment Manager in 2014. Ms. Lee began her investment career in 1996 and earned a bachelor’s degree in political science and economics from Stanford University and an M.B.A. from Harvard Business School.
Mr. Nusinzon joined the Investment Manager in October 2020. Prior to joining the Investment Manager, Mr. Nusinzon was a Director and a Lead Portfolio Manager at PanAgora Asset Management. Mr. Nusinzon began his investment career in 1997 and earned a B.S.E. from the University of Pennsylvania and an M.B.A. from the Chicago Booth School of Business.
The rest of the section remains the same.
Effective immediately, the information under the subsection “The Investment Manager – Portfolio Managers” in the “Investment Management and Other Services” section of the SAI is hereby superseded and replaced with the following:

Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**	Ownership of Fund Shares
Information is as of December 31, 2020, unless otherwise noted
Tri-Continental Corporation	David L. King	5 RICs 6 other accounts	$7.09 billion $2.84 million	None	Over $1,000,000(a)
	Yan Jin	5 RICs 10 other accounts	$7.09 billion $7.11 million	None	$100,001-$500,000 (a)
	Peter Albanese	6 RICs 1 PIV 59 other accounts	$10.56 billion $31.96 million $5.86 billion	1 other account ($290.33 million)	$100,001-$500,000 (a)
	Raghavendran Sivaraman	6 RICs 21 other accounts	$10.56 billion $5.86 billion	1 other account ($290.33 million)	None
	Grace Lee	5 RICs 8 other accounts	$7.09 billion $2.84 million	None	None
	Oleg Nusinzon(b)	7 other accounts	$0.97 million	None	None
SUP240_12_010_(06/21)

*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(a)	Excludes any notional investments.
(b)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of May 31, 2021.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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SUP240_12_010_(06/21)